UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 21, 2007



                                AAA Energy, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


    Nevada                         333-119848                   Pending
----------------                ----------------           ------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

3841 Amador Way, Reno, Nevada                                 89502
------------------------------------------------------      ---------
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:   (604) 618-2888
                                                      --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))











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SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02  Unregistered Sales of Equity Securities

Today, we have agreed to grant incentive stock options on an aggregate of 3,400,000 shares of our common stock to our directors, officers and key advisors. Each option is exercisable at a price of $0.90 per share for a period of two years from the date of the grant. In the event that an optionee ceases to act in his capacity as our director, officer or consultant, all the rights granted to him with respect to the options that have not been previously exercised shall terminate. The options shall be non-transferable and non-assignable.


                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 21, 2007                    AAA Energy, Inc.


                                    By:  /s/ Bruno Fruscalzo
                                        ----------------------------------------
                                        Bruno Fruscalzo, President